UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 6, 2006

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware	1-11605	No. 95-4545390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street

Burbank, California 91521

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 560-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On September 6, 2006, The Walt Disney Company (the “Company”) entered into a Terms Agreement with Blaylock & Partners, L.P., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and The Williams Capital Group, L.P. (collectively, the “Underwriters”) with respect to the offer and sale of $750,000,000 aggregate principal amount of its 5.625% Global Notes due 2016 (the “Fixed Rate Notes”). The Fixed Rate Notes were offered to the public at 99.621% of par and proceeds to the Company net of underwriting discount of 0.45%, before expenses, was 99.171% of par. In addition, on September 6, 2006, the Company entered into a Terms Agreement with the Underwriters with respect to the offer and sale of $750,000,000 aggregate principal amount of its Floating Rate Global Notes due 2009 (the “Floating Rate Notes” and together with the Fixed Rate Notes, the “Notes”). The Floating Rate Notes were offered to the public at 100% of par and proceeds to the Company net of underwriting discount of 0.25%, before expenses, was 99.750% of par.

The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement on Form S-3 (File No. 333-122139) of the Company. The Notes are being issued pursuant to a Senior Debt Securities Indenture, dated as of September 24, 2001, between the Company and Wells Fargo Bank, National Association, as trustee.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Terms Agreement, dated September 6, 2006, with respect to the 5.625% Global Notes due 2016, between The Walt Disney Company and the several underwriters set forth therein.

1.2	Terms Agreement, dated September 6, 2006, with respect to the Floating Rate Global Notes due 2009, between The Walt Disney Company and the several underwriters set forth therein.

4.1	Form of Fixed Rate Note.

4.2	Form of Floating Rate Note.

5.1	Opinion of Dewey Ballantine LLP relating to the Notes.

23.1	Consent of Dewey Ballantine LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Roger J. Patterson
Name:	Roger J. Patterson
Title:	Vice President, Counsel Registered In-House Counsel

Dated:   September 8, 2006

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated September 6, 2006, with respect to the 5.625% Global Notes due 2016, between The Walt Disney Company and the several underwriters set forth therein.

1.2	Terms Agreement, dated September 6, 2006, with respect to the Floating Rate Global Notes due 2009, between The Walt Disney Company and the several underwriters set forth therein.

4.1	Form of Fixed Rate Note.

4.2	Form of Floating Rate Note

5.1	Opinion of Dewey Ballantine LLP relating to the Notes.

23.1	Consent of Dewey Ballantine LLP (included in Exhibit 5.1 above).